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                                                                   EXHIBIT 10.22

              THIRD AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS
                                  AND AGREEMENT

         THIS THIRD AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT is made and entered into by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC, (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of October 1, 2000, and as amended by that Second Amendment to Master Amendment to Loan


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Documents and Agreement executed by the parties to be effective as of December
15, 2002, and as further amended as herein set forth, being herein called the "Master Amendment"), AmSouth agreed to modify the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

         WHEREAS, pursuant to the terms of a Second Amendment to Master Amendment to Loan Documents and Agreement executed by the parties hereto to be effective as of December 15, 2002 (the "Second Amendment") AmSouth agreed to further modify the Indebtedness and the Loan Documents; and

         WHEREAS, pursuant to the terms of the Second Amendment, Advocat executed a Capitalized Interest Note, as defined in the Second Amendment, which Capitalized Interest Note has been paid in full by Debtors; and

         WHEREAS, pursuant to the terms of the Second Amendment, DMS executed a Modified Revolving Note, as defined in the Second Amendment, which Modified Revolving Note was further modified by First Amendment to Reduced and Modified Renewal Revolving Promissory Note dated July 11, 2003; and

         WHEREAS, pursuant to the terms of the Second Amendment, Advocat executed a Renewal Reimbursement Note, as defined in the Second Amendment; and

         WHEREAS, pursuant to the terms of the Second Amendment, AmSouth and DMS executed a Second Amendment to Renewal Promissory Note (Overline Facility) (the original Renewal Promissory Note (Overline Facility) and all amendments thereto being referred to herein as the "Overline Note"); and

         WHEREAS, pursuant to the terms of the Second Amendment, DALS-NC and AmSouth executed a Second Amendment to Renewal Promissory Note (the original Renewal Promissory Note and all amendments thereto being referred to herein as the "NC Bridge Loan Note"); and

         WHEREAS, the Modified Revolving Note, the Renewal Reimbursement Note, the Overline Note and the NC Bridge Loan Note matured on July 11, 2003 and Debtors have failed to satisfy the indebtedness arising thereunder; and

         WHEREAS, pursuant to the terms of the Second Amendment, the Debtors agreed that Senior Care Florida Leasing, LLC, a Delaware limited liability company ("SCFL"), Senior Care Cedar Hills, LLC, a Delaware limited liability company ("SCCH"), Senior Care Golfcrest, LLC, a Delaware limited liability company ("SCGC"), Senior Care Golfview, LLC, a Delaware limited liability company ("SCGV"); and Senior Care Southern Pines, LLC, a Delaware limited liability company ("SCSP")would, upon formation, be joined as parties to the Master Amendment and the Loan Documents and would execute Continuing Guaranty and Suretyship Agreements in accordance with the terms of the Master Amendment; and

         WHEREAS, the Indebtedness and Loan Documents are fully enforceable and are not subject to any defense or counterclaim, or any claim of setoff or recoupment; and

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         WHEREAS, the Debtors are presently in default of the Indebtedness and their respective obligations arising under the Loan Documents and Debtors have again represented to AmSouth that because of their financial conditions, they are unable to pay the full amount of their liability for the Indebtedness; and

         WHEREAS, AmSouth has agreed to extend the maturity dates of the Modified Revolving Note, the Renewal Reimbursement Note, the Overline Note, and the NC Bridge Loan Note and AmSouth has agreed to temporarily forbear from exercising its remedies upon default subject to the terms and conditions herein set forth; and

         WHEREAS, each of the parties acknowledges that it has been represented by counsel in connection with the negotiation and execution of this Agreement, that the same represents an arms-length transaction, and that each of the other parties has acted in good faith in the making of this Agreement; and

         WHEREAS, all terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Loan Documents, unless the context clearly indicates otherwise; and

         WHEREAS, the parties stipulate and agree that the facts recited hereinabove are true and correct; and

         WHEREAS, the parties have agreed to modify the Indebtedness and Loan Documents, and have otherwise agreed all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing recitals (all of which are incorporated herein as agreements, representations, warranties or covenants of the Debtor), of the mutual covenants and promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby covenant, amend and agree as follows:

         1. In regard to the Renewal Reimbursement Note, paragraph (a) of the Renewal Reimbursement Note is hereby amended only to extend the Maturity Date from July 11, 2003 to January 9, 2004 in accordance with a First Amendment to the Renewal Reimbursement Promissory Note executed by Advocat and AmSouth of even date herewith.

         2. In regard to the Modified Revolving Note, as amended on July 11, 2003 pursuant to the First Amendment to the Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth, the first full paragraph of the Modified Revolving Note is hereby amended on to extend the Maturity Date from August 11, 2003 to January 9, 2004 in accordance with a Second Amendment to the Reduced and Modified Renewal Revolving Promissory Note executed by DMS and AmSouth of even date herewith.

         3. In regard to the NC Bridge Loan Note, as amended by the First Amendment to Renewal Promissory Note executed by DALS-NC in December, 2000, and as amended by the Second Amendment to Renewal Promissory Note executed by DALS-NC and AmSouth effective as of December 15, 2002, the parties will execute a Third Amendment to Renewal

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Promissory Note which shall change the Maturity Date defined therein from July
11, 2003 to January 9, 2004.

         4. In regard to the current Overline Note, as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by DMS in December, 2000, and as amended by the Second Amendment to Renewal Promissory Note (Overline Facility) executed by DMS and AmSouth effective as of December 15, 2002, the parties will execute a Third Amendment to Renewal Promissory Note (Overline Facility) which shall change the Maturity Date defined therein from July 11, 2003 to January 9, 2004.

         5. In regard to Letter of Credit numbered 1813094 in favor of Continental Health Properties of Thomasville, LLC in the amount of $200,000.00 (the "Letter of Credit") the parties agree that, absent a default under this Agreement or the Loan Documents, the Letter of Credit shall continue in accordance with its terms, unless earlier terminated pursuant to an agreement of between the account party and beneficiary thereunder. If the Letter of Credit is drawn prior to its termination date, Debtors shall pay to AmSouth monthly payments, the first monthly payment being due thirty (30) days after the draw, in the amount of $33,333.00 plus interest compounded from the date of draw until either (a) payment in full or (b) the earlier of default or January 9, 2004. Provided that there is no default, interest shall be compounded from the date of draw until January 9, 2004, at the rate of seven and one-half percent (7.5%) per annum. After default or January 9, 2004, interest shall accrue at the lesser of fifteen percent (15%) per annum or the maximum rate allowed by applicable law.

         6. Debtors acknowledge that they are presently in default of the amended financial covenants appearing in Section 2 (c) of the Master Amendment. Debtors also acknowledge that they are presently in default of Section 5.1
(c)(iii) of the Master Credit Security Agreement executed by the parties as of December 27, 1996. Provided that there exists no other default under this Agreement or the Loan Documents, as amended, AmSouth expressly agrees to forbear from exercising its remedies under default of these amended financial covenants but only until January 9, 2004.

         7. Debtors shall, in good faith, make reasonable efforts to obtain the written consent to this Agreement and the transactions contemplated hereby, of GMAC. Debtors expressly acknowledge that failure of GMAC to consent in writing to this Agreement will not result in a waiver of any of the Debtors' obligations hereunder. Debtors shall also procure the written consent of Omega to this Agreement and the transactions contemplated herein, if such consent is reasonably required by AmSouth in the future.

         8. All indebtedness and obligations now or hereafter owing to AmSouth by Advocat, DMS, DALS-NC, or any other of the Debtors, or any combination thereof, including but not limited to the Indebtedness, whether evidenced by the Reimbursement Note, the Letters of Credit remaining outstanding, the Working Capital Line, the Overline Facility, the NC Bridge Loan, Renewal Reimbursement Note, or the Modified Revolving Note shall be guaranteed by all of Debtors and shall continue to be evidenced by the Additional Continuing Guaranty and Suretyship Agreements which shall continue in full force and effect.

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         9. A default in any of the Loan Documents, this instrument, any additional instruments and documents executed pursuant hereto, or in any indebtedness or obligation now or hereafter owing by any, some or all of Debtors to AmSouth, shall, at the option of AmSouth, constitute a default in any or all of the Loan Documents or indebtedness now or hereafter owing by any, some or all of the Debtors to AmSouth, provided that as between AmSouth and GMAC the further provisions of the Intercreditor Agreement shall be applicable.

         10. Advocat shall pay a commitment fee to AmSouth in the total amount of $40,000.00 for the commitment and obligations of AmSouth as expressed herein as follows: Advocat shall pay to AmSouth upon execution of this Amendment the sum of $20,000.00, and on September 30, 2003, Advocat shall pay the balance of $20,000.00 to AmSouth.

         11. In regard to Paragraph 10 of the Master Amendment, provided that the Debtors and SCFL, SCCH, SCGC, SCGV, and SCSP are not in default of the additional covenants set forth in Paragraph 12 below, AmSouth agrees that the direct and indirect subsidiaries of DLS referred to herein as SCFL, SCCH, SCGC, SCGV and SCSP shall not be required to be joined as parties to the Master Amendment and Loan Documents, shall not be required to execute continuing Guaranty and Suretyship Agreements in accordance with the terms of the Master Amendment and shall not be required to pledge the membership interests in such entities as security for the Indebtedness.

         12. In addition to all other covenants set forth in the Loan Documents, Debtors shall not, without the prior written consent of AmSouth, loan or otherwise transfer to SCFL, SCCH, SCGC, SCGV, or SCSP, the proceeds of the Modified Revolving Note, or any assets whatsoever, including but not limited to, cash, certificates of deposit, stock certificates, real property, personal property, membership interests, fixtures, furniture, notes, accounts receivable, and any other tangible or intangible assets. AmSouth acknowledges that in the ordinary course of business, Debtors provide certain services to each of SCFL, SCCH, SCGC, SCGV and SCSP, including operational and financial management, insurance, employee benefits, and other similar services. In providing these services, Debtors may purchase goods and services and subsequently receive reimbursement for such purchases. AmSouth hereby consents to Debtors providing these services and receiving reimbursement for these purchases and payments for management services.

         13. The Debtors hereby ratify and restate all of the covenants, warranties and representations contained in the Loan Agreement, as amended, and the Master Amendment, as amended, as of the date hereof, and each hereby acknowledges and confirms that the terms and conditions of the Loan Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect. In addition, the Debtors expressly agree that they shall provide AmSouth with copies of all monthly or other periodic operating, financial or restructuring status reports that are generated by any Debtor for the senior management of any Debtor or any of Debtors' boards of directors when provided to management or the boards of directors. The Debtors shall provide AmSouth with weekly written reports, unless AmSouth, in its sole discretion has approved a verbal report regarding the following: (i) negotiations or discussions regarding the sale of any Debtor entities or assets owned by any Debtor, (ii) negotiations with other secured creditors of Debtors, and (iii) other information as AmSouth may reasonably request to be included in the weekly report. Debtors shall provide the Lender with (i) monthly

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borrowing base reports and monthly aging report of accounts receivable and accounts payable, (ii) monthly (within 30 days), quarterly (within 45 days) and annually (within 90 days) consolidated income statements, balance sheets and cash flow statements prepared in conformity with GAAP, inclusive of management's analysis and discussion of operating, and financial results and activities. Debtors shall also provide AmSouth with a monthly compliance certificate evidencing that the Debtors are in compliance with their obligations under this Agreement. AmSouth representatives, accountants, consultants, attorneys or other professionals shall have reasonable access to the premises, upon reasonable advance notice, and books and records of the Debtors for the purpose of (i) inspecting the collateral of the AmSouth and (ii) reviewing and copying such books and records as reasonably determined by AmSouth.

         14. Debtors further covenant and agree that, upon execution of this Agreement, they will cause to be paid all of the fees and expenses incurred by AmSouth, its agents, attorneys, accountants, appraisers, employees and representatives, pursuant to all actions contemplated by the Loan Documents no later than fifteen (15) days after presentment of invoices for such fees and expenses to Debtors by AmSouth. Failure of Debtors to timely pay such invoices shall constitute a default hereunder.

         15. The indebtedness evidenced by the Modified Revolving Note, the Renewal Reimbursement Note, Overline Facility and NC Bridge Loan, may be prepaid at any time without premium.

         16. The Master Credit and Security Agreement, as amended, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         17. Debtors hereby acknowledge and stipulate that none of them has any claims or causes of action against AmSouth of any kind whatsoever. Debtors hereby release AmSouth, and AmSouth's officers, directors, employees, representatives, agents, attorneys, accountants and consultants. from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which Debtors, or any of them, has or which arises out of any acts or omissions occurring prior to the execution of this Agreement relating in any way to any event, circumstances, action or failure to act from the beginning of time to the execution of this Agreement.

         18. To the extent required by the Loan Documents, as amended, or the Master Amendment, as amended, GMAC has executed this Amendment for purposes of consenting to the terms hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed this instrument this ____ day of August, 2003, to be effective July 11, 2003.

                             AMSOUTH BANK, successor in interest by merger to First American National Bank


                             By: /s/ Tim McCarthy
                                 ----------------------------------------------
                                    Tim McCarthy, Senior Vice President


                             DIVERSICARE MANAGEMENT
                             SERVICES CO., a Tennessee corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             ADVOCAT INC., a Delaware corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE LEASING CORP.,
                             a Tennessee corporation

                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President


                             ADVOCAT ANCILLARY SERVICES,
                             INC., a Tennessee corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE CANADA MANAGEMENT SERVICES CO.,
                             INC., an Ontario, Canada corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE GENERAL PARTNER,
                             INC., a Texas corporation

                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             FIRST AMERICAN HEALTH CARE,
                             INC., an Alabama corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             ADVOCAT DISTRIBUTION SERVICES,
                             INC., a Tennessee corporation


                             By:  /s/ William R. Council, III
                                  ---------------------------------------------
                                  Name:  William R. Council, III
                                  Title:  President


                             ADVOCAT FINANCE, INC.,
                             a Delaware corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

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                             DIVERSICARE LEASING CORP. OF
                             ALABAMA, INC., an Alabama corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President


                             DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President


                             DIVERSICARE ASSISTED LIVING
                             SERVICES NC I, LLC,
                             a Delaware limited liability company


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President


                             DIVERSICARE ASSISTED LIVING
                             SERVICES NC II, LLC,
                             a Delaware limited liability company


                              By:  /s/ William R. Council, III
                                  ---------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             STERLING HEALTH CARE
                             MANAGEMENT, INC.,
                             a Kentucky corporation


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE AFTON OAKS, LLC,
                             a Delaware limited liability company


                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE GOOD SAMARITAN, LLC,
                             a Delaware limited liability company

                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE PINEDALE, LLC,
                             a Delaware limited liability company

                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             DIVERSICARE WINDSOR HOUSE, LLC,
                             a Delaware limited liability company

                             By:  /s/ William R. Council, III
                                 ----------------------------------------------
                                    Name:  William R. Council, III
                                    Title:  President

                             GMAC COMMERCIAL MORTGAGE
                             CORPORATION, a California corporation

                             By:
                                -----------------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

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